July 29, 1997

Ruth Sanders, Esq.
Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549

Re:  T. Rowe Price Media & Telecommunciations Fund, Inc.
     File Nos.: 333-27963/811-7075

Dear Ms. Sanders:

This letter will serve as our filing under provisions of Rule 497 of the Securities Act of 1933. We are writing to inform you that there have been no changes to the Fund's Prospectus and Statement of Additional Information that were filed as part of Pre-Effective Amendment No. 1 on July 22, 1997. The Prospectus and Statement of Additional Information went effective on July 25, 1997, at 5:00 p.m. These documents will be used for the offer and sale of Fund shares.

Sincerely,

/s/Forrest R. Foss
Forrest R. Foss